EXHIBIT 10.5


                         SUPPLEMENT TO CREDIT AGREEMENT

          THIS SUPPLEMENT TO CREDIT AGREEMENT (this "Supplement") is made this 28th day of January 1999 by

          SMITTYBILT, INC., a Delaware corporation ("Smittybilt")

and HELLER FINANCIAL, INC., as Agent ("Agent") for the benefit of all Lenders (as such term is defined below).

          WHEREAS:

          (A) LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("Lund" or "Holdings"), DEFLECTA-SHIELD CORPORATION, a Delaware corporation ("Deflecta"), LUND INDUSTRIES, INCORPORATED, a Minnesota corporation ("LII"), BELMOR AUTOTRON CORP., a Delaware corporation ("Autotron"), DFM CORP., an Iowa corporation ("DFM"), AUTO VENTSHADE COMPANY, a Delaware corporation ("AVS") (each of Deflecta, LII, Autotron, DFM and AVS, a "Borrower" and, collectively, "Borrowers"), LUND ACQUISITION CORP., a Minnesota corporation ("LAC"), BAC ACQUISITION CO., a Delaware corporation ("BAC"), TRAILMASTER PRODUCTS, INC., a Delaware corporation ("Trailmaster"), DELTA III, INC., a Delaware corporation ("Delta"), VENTSHADE HOLDINGS, INC., a Delaware corporation ("VHI") (each of LAC, BAC, Trailmaster, Delta and VHI an "Active Subsidiary" and, collectively, "Active Subsidiaries"), the financial institutions listed on the signature pages thereof and their respective successors and assigns (each a "Lender" and, collectively, "Lenders"); and Agent have entered into that certain Credit Agreement, dated as of February 27, 1998 (as amended to the date hereof and as it may further be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement);

          (B) Borrowers, Active Subsidiaries, Lenders and Agent have entered into that certain Second Amendment to the Credit Agreement, dated as of December 23, 1998 (the "Second Amendment"), pursuant to which Lenders and Agent consented to the SB Acquisition; provided, that, Smittybilt, Inc., a California corporation ("Smittybilt-California"), agree to become a Borrower under the Credit Agreement; and

          (C) Smittybilt is the successor to Smittybilt-California by way of the merger of Smittybilt-California with and into SB Holdings, Inc., a Delaware corporation;

          NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

          1. Joinder. Smittybilt hereby agrees to become a Borrower and a Corporate Guarantor under the Credit Agreement and all other Loan Documents. On and after the date hereof, each reference in the Credit Agreement or any other Loan Document to "Borrower" or "Corporate Guarantor" shall also mean and be a reference to Smittybilt. Smittybilt hereby agrees to be bound as a Borrower and a Corporate Guarantor by all of the terms and provisions of the Credit Agreement and each other Loan Document to the same extent as each other Borrower or Corporate Guarantor, as the case may be.

          2. Notes. Smittybilt and the other Borrowers shall jointly and severally execute and deliver to each Lender, as applicable, the following notes: (i) a Replacement Term A Note to evidence the Term Loan A, such Note to be in the principal amount of such Lender's Pro Rata Share of such Term Loan A and in substantially the form of Exhibit A hereto; (ii) a Replacement Term B Note to evidence the Term Loan B, such Note to be in the principal amount of such Lender's Pro Rata Share of such Term Loan B and in substantially the form of Exhibit B hereto; (iii) a Replacement Term C Note to evidence the Term Loan C, such Note to be in the principal amount of such Lender's Pro Rata Share of such Term Loan C and in substantially the form of Exhibit C hereto and (iv) a Replacement Revolving Note to evidence the Revolving Loans, such Note to be in the principal amount of such Lender's Pro Rata Share of the Revolving Loan Commitment and in substantially the form of Exhibit D hereto.

          3. Schedules. The Schedules to the Credit Agreement are hereby supplemented by and to the extent of the Supplements to Credit Agreement Schedules (the "Schedule Supplements") attached hereto. Smittybilt hereby certifies that such Schedule Supplements are true, accurate and complete as of the date hereof.

          4. Representations and Warranties. Smittybilt hereby represents and warrants to the Lenders and the Agent that:

              4.1 No Default. After giving effect to this Supplement, no Default or Event of Default shall have occurred or be continuing.

              4.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Supplement, each and every one of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for (i) changes in the ordinary course of business which are not prohibited by the Credit Agreement and the other Loan Documents and which do not, either singly or in the aggregate, have a Material Adverse Effect and (ii) any representation or warranty limited by its terms to a specific date that is prior to the date hereof.


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


              4.3 Authority; Enforceability. (i) The execution, delivery and performance by Smittybilt of this Supplement are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of Smittybilt, (ii) this Supplement is the legal, valid and binding obligation of Smittybilt, enforceable against Smittybilt in accordance with its terms, and (iii) this Supplement and the execution, delivery and performance by Smittybilt thereof does not: (A) contravene the terms of its corporate charter or by-laws; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document (other than the Loan Documents) evidencing any contractual obligation to which it is a party or any order, injunction, writ or decree to which it or its property is subject; or (C) violate any requirement of law.

          5. Reference to and Effect Upon the Credit Agreement. The execution, delivery and effectiveness of this Supplement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement nor constitute a waiver of any provision of the Credit Agreement. Upon the effectiveness of this Supplement, each reference in:

              (i) the Credit Agreement to "this Credit Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as supplemented hereby;

              (ii) the other Loan Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as supplemented hereby; and

              (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Supplement.

         6. Miscellaneous.

              6.1 Expenses. The Loan Parties agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Supplement.

              6.2. Headings. Section headings in this Supplement are included herein for convenience of reference only and shall not constitute a part of this Supplement for any other purposes.

              6.3 Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

              6.4 Successors. This Supplement shall be binding upon the Loan Parties, the Lenders and the Agent and their respective successors and assigns (permitted assigns in the


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


case of the Loan Parties), and shall inure to the benefit of the Loan Parties, the Lenders and the Agent and the successors and assigns (permitted assigns in the case of the Loan Parties) of the Loan Parties, Lenders and the Agent.

              6.5 Execution in Counterparts. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                            [Signature page follows]


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


          IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                         SMITTYBILT, INC.


                                         By: /s/ Ira Kleinman
                                             -----------------------------------
                                         Name:  Ira Kleinman
                                         Title: Chairman of the Board



ACKNOWLEDGED AND ACCEPTED BY:

HELLER FINANCIAL, INC.,
AS AGENT

By: /s/ Jennifer Kloud
    ----------------------------------
Name:  Jennifer Kloud
Title: Assistant Vice President




               [SIGNATURE PAGE TO SUPPLEMENT TO CREDIT AGREEMENT]